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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 28, 2003
--------------------------------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMMISSION FILE NUMBER 0-16448
                                                 -------


                          HOLIDAY RV SUPERSTORES, INC.
               --------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

              DELAWARE                                   59-1834763
---------------------------------                ------------------------------
  (State Or Other Jurisdiction Of                       (IRS Employer
   Incorporation Or Organization)                    Identification No.)

                      200 EAST BROWARD BOULEVARD, SUITE 920
                          FT. LAUDERDALE, FLORIDA 33301
               --------------------------------------------------
                    (Address Of Principal Executive Offices)


                                 (954) 522-9903
                           ---------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                         (Former Name Or Former Address,
                          If Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         Holiday RV Superstores, Inc. (the "Company") announced today that its majority stockholder and senior lender, Stephen Adams and his affiliates (referred to herein as "Adams"), has requested that the Company convert $150,000 in principal and $150,000 in accrued but unpaid interest owing under an outstanding convertible promissory note (the "Note") due from the Company into shares of the Company's common stock (the "Conversion Request"). The conversion price which is sought is $0.02 per share, which Adams asserts is the conversion price established in accordance with the terms of the Note. If the shares of common stock are issued on the basis of the Conversion Request, Adams' ownership of the Company's common stock would increase from approximately 69 percent to more than 90 percent. Were the Company to issue the shares of common stock subject to the conversion notice, thus increasing Adams' ownership interest to over 90 percent, Adams would be able to effect a "short form" merger in which the shares of common stock not owned by Adams could be acquired in exchange for consideration solely determined by Adams (subject only to dissenters' appraisal rights under Delaware corporate law).

         The Company has not yet issued the shares of common stock referenced in the Conversion Request and is evaluating its rights, responsibilities and options. There can be no assurance as to the outcome of this matter.

         Attached as Exhibit 99.1 is a copy of the Company's press release announcing the matters described above. The press release is incorporated herein by this reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1     Press Release of the Company dated March 27, 2003.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 27th day of March, 2003.


                              HOLIDAY RV SUPERSTORES, INC.

                               /s/ Anthony D. Borzillo
                              ------------------------------------
                              Anthony D. Borzillo
                              Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release of the Company dated March 27, 2003.






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